JNL SERIES TRUST
                             MULTIPLE CLASS PLAN

      This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the A "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

      1. CLASS DESIGNATIONS. Each Fund is authorized to issue from time to time the following classes of shares:

          Class A
          Class B

      2. CLASS A SHARES. Class A Shares of a Fund will be offered for sale subject to a 12b-1 Fee, pursuant to the Trust's Distribution Plan (the
"Distribution Plan"). For purposes hereof, "12b-1 Fee" refers to the fee authorized under the Trust's Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares. Imposition of the 12b-1 Fee is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

      3. CLASS B SHARES. Class B Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

      4. RELATIVE RIGHTS AND OBLIGATIONS. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

      5. CLASS EXPENSES. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

      6. INCOME, GAIN, AND LOSSES AND FUND-WIDE EXPENSES. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

      7. WAIVERS AND REIMBURSEMENTS. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

      8. CONVERSION FEATURES. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

      9. EXCHANGE PRIVILEGES. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

      10. VOTING RIGHTS. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      11. AMENDMENTS. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.

ADOPTED: APRIL 30, 2012

                                   SCHEDULE A
                             INVESTMENT PORTFOLIOS

--------------------------------------------------------------------------------
                             FUND                                  CLASS
                             ----                                  -----
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Balanced Allocation Fund                        Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Blue Chip Income and Growth Fund                Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Global Bond Fund                                Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Global Small Capitalization Fund                Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Growth Allocation Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds Growth-Income Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds International Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/American Funds New World Fund                                  Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/AQR Managed Futures Strategy Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/BlackRock Commodity Securities Fund                            Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/BlackRock Global Allocation Fund                               Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Brookfield Global Infrastructure Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Capital Guardian Global Diversified Research Fund              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Capital Guardian Global Balanced Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/DFA U.S. Core Equity Fund                                      Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Eagle SmallCap Equity Fund                                     Class B
--------------------------------------------------------------------------------

JNL/Eastspring Investments Asia ex-Japan Fund (formerly,
JNL/PAM Asia ex-Japan Fund) Fund Name Change was effective         Class A
02-14-2012                                                         Class B
--------------------------------------------------------------------------------

JNL/Eastspring Investments China-India Fund (formerly, JNL/PAM     Class A
China-India Fund) Fund Name Change was effective 02-14-2012        Class B
--------------------------------------------------------------------------------
JNL/Franklin Templeton Founding Strategy Fund                      Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton Global Growth Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton Global Multisector Bond Fund                Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton Income Fund                                 Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton International Small Cap Growth Fund         Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton Mutual Shares Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Franklin Templeton Small Cap Value Fund                        Class B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FUND                                  CLASS
                             ----                                  -----
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Goldman Sachs Core Plus Bond Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Goldman Sachs Emerging Markets Debt Fund                       Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Goldman Sachs Mid Cap Value Fund                               Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Goldman Sachs U.S. Equity Flex Fund                            Class B
--------------------------------------------------------------------------------

JNL Institutional Alt 20 Fund                                      Class A
--------------------------------------------------------------------------------

JNL Institutional Alt 35 Fund                                      Class A
--------------------------------------------------------------------------------

JNL Institutional Alt 50 Fund                                      Class A
--------------------------------------------------------------------------------

JNL Institutional Alt 65 Fund                                      Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Invesco International Growth Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Invesco Large Cap Growth Fund                                  Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Invesco Global Real Estate Fund                                Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Invesco Small Cap Growth Fund                                  Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Ivy Asset Strategy Fund                                        Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/JPMorgan International Value Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/JPMorgan MidCap Growth Fund                                    Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund                   Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Lazard Emerging Markets Fund                                   Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Lazard Mid Cap Equity Fund                                     Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/M&G Global Basics Fund                                         Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/M&G Global Leaders Fund                                        Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management Bond Index Fund                      Class B
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Dow Jones U.S. Contrarian            Class A
Opportunities Index Fund                                           Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management Emerging Markets Index Fund          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management European 30 Fund                     Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management Global Alpha Fund                    Class B
--------------------------------------------------------------------------------

JNL/Mellon Capital Management Index 5 Fund                         Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management International Index Fund             Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management Pacific Rim 30 Fund                  Class B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FUND                                  CLASS
                             ----                                  -----
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management Small Cap Index Fund                 Class B
--------------------------------------------------------------------------------

JNL/Mellon Capital Management 10 x 10 Fund                         Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management S&P 500 Index Fund                   Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Mellon Capital Management S&P 400 MidCap Index Fund            Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Morgan Stanley Mid Cap Growth Fund                             Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Neuberger Berman Strategic Income Fund                         Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Oppenheimer Global Growth Fund                                 Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PIMCO Real Return Fund                                         Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PIMCO Total Return Bond Fund                                   Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PPM America Floating Rate Income Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PPM America High Yield Bond Fund                               Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PPM America Mid Cap Value Fund                                 Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PPM America Small Cap Value Fund                               Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/PPM America Value Equity Fund                                  Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/Red Rocks Listed Private Equity Fund                           Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/T. Rowe Price Established Growth Fund                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/T. Rowe Price Mid-Cap Growth Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/T. Rowe Price Short-Term Bond Fund                             Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/T. Rowe Price Value Fund                                       Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/WMC Balanced Fund                                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/WMC Money Market Fund                                          Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/WMC Value Fund                                                 Class B
--------------------------------------------------------------------------------

JNL/S&P Managed Growth Fund                                        Class A
--------------------------------------------------------------------------------

JNL/S&P Managed Conservative Fund                                  Class A
--------------------------------------------------------------------------------

JNL/S&P Managed Moderate Growth Fund                               Class A
--------------------------------------------------------------------------------

JNL/S&P Managed Moderate Fund                                      Class A
--------------------------------------------------------------------------------

JNL/S&P Managed Aggressive Growth Fund                             Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/S&P Competitive Advantage Fund                                 Class B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FUND                                  CLASS
                             ----                                  -----
--------------------------------------------------------------------------------
                                                                   Class A
JNL/S&P Dividend Income & Growth Fund                              Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/S&P Intrinsic Value Fund                                       Class B
--------------------------------------------------------------------------------
                                                                   Class A
JNL/S&P Total Yield Fund                                           Class B
--------------------------------------------------------------------------------

JNL/S&P 4 Fund                                                     Class A
--------------------------------------------------------------------------------
                                                                   Class A
JNL/UBS Large Cap Select Growth Fund                               Class B
--------------------------------------------------------------------------------

JNL Disciplined Moderate Fund                                      Class A
--------------------------------------------------------------------------------

JNL Disciplined Moderate Growth Fund                               Class A
--------------------------------------------------------------------------------

JNL Disciplined Growth Fund                                        Class A
--------------------------------------------------------------------------------